UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2006

AMB Financial Corporation
(Exact name of registrant as specified in its charter)

Federal	0-23182	35-1905382
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Address of principal executive offices: 8230 Hohman Avenue, Munster, IN 46321

Registrant’s telephone number, including area code: (219) 836-5870

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On December 21, 2006, AMB Financial Corp. (the “Company”) announced that its Board of Directors authorized a stock repurchase program to commence upon completion of the Company's current repurchase program, under which 28,001 shares were repurchased. The new stock repurchase program authorizes the repurchase of 50,000 shares of common stock, par value $0.01 per share.

These announcements were included in a press release issued by the Company on December 21, 2006 and attached as Exhibit 99.1 to this report. A copy of the press release is being furnished to the SEC and shall not be deemed "filed" for any purpose.

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired. Not applicable. (b) Pro Forma Financial Information. Not applicable. (c) Shell Company Transactions. Not applicable. (d) Exhibits.
Exhibit No.	Description

99.1	Press release issued by the Company on December 21, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMB FINANCIAL CORPORATION

DATE: December 21, 2006	By:
Clement B. Knapp Jr. President and Chief Executive Officer

EXHIBIT 99.1

Press Release